The Conestoga Small Cap Fund
 Second Quarter, 2007 Commentary

	Conestoga Small Cap Fund	Russell 2000	Russell 2000 Growth
YTD 2007	7.21%	6.45%	9.33%
Trailing 3 Months	4.710%	4.42%	6.69%
Trailing 12 Months	10.29%	16.43%	16.83%
Trailing 36 Months	10.07%	13.45%	11.76%
Since Inception (10/01/2002)	16.23%	20.24%	19.45%

Market Review

U.S. equities continued their upward advance, with many indices reaching new highs during the quarter.  The advance did not come without some uncertainty, and volatility increased as a result.  While corporate earnings generally met forecasts, issues at a macro-economic level caused some unease.  Investors seemed particularly concerned about further weakness in the housing market and sub-prime lending.  Further, there was increased concern about inflation and whether the Federal Reserve would next raise or lower interest rates.  Yields on the 10-year Treasury bond reached 5.25% before retreating modestly at quarter-end.  Higher interest rates could cause a slowdown in the private equity buyout binge that has lent support to the market over the past year.

Growth stocks, which have significantly lagged Value stocks over this decade, outperformed for the second consecutive quarter.  We will be interested to see if Growth can finish the year ahead of Value for only the second time this decade.  Within the Small Cap market, it was interesting that the traditional Growth sectors (Tech and Healthcare) did not lead the outperformance.  Rather, two more typically Value oriented sectors (Materials and Processing, Producer Durables) within the Growth market were the key contributors

Performance Review and Attribution

In the second quarter, the Fund posted returns exceeding the Russell 2000 Index but trailing the Russell 2000 Growth Index.  Sector allocations benefitted performance relative to the Russell 2000 but detracted from returns relative to the Russell 2000 Growth.  Stock selection detracted from returns, and was particularly challenging in April as several companies disappointed investors’ earnings expectations.  As a result, stock selection acted as a drag on relative returns for the quarter.

Sector weightings relative to the Russell 2000 added to returns for the quarter, allowing for modest outperformance of the benchmark.  The Fund’s underweighting to the weak performing Financial Services sector was the key driver of sector relative performance.  The Fund also benefitted from a zero weighting in the Utilities sector, which was another weak performer within the Russell 2000.

Stock selection partially offset some of the benefits of the Fund’s sector weightings.  Carbo Ceramics Inc. (CRR) and St. Mary’s Land & Exploration, both within the Other Energy sector, suffered from weakness and detracted from returns.  One notable factor within stock selection that we believe reveals the current impact of the merger and acquisition boom was the impact of Microsoft’s (MSFT) purchase of Aquantive Corp. (AQNT) at an 85% premium to its market value.  The buyout created a significant contribution to the Russell indices, and our performance attribution estimates reveal a roughly 30 basis point impact by not holding AQNT within the Fund.

The Fund’s relative underperformance versus the Russell 2000 Growth was a combination of sector allocation and stock selection.  The Fund maintained a modest overweight in Financial Services (about 12% versus 10% for the Russell 2000 Growth the during quarter, which detracted from performance.  Also, several industries within the Producer Durables and Materials Processing sectors (such as Steel and Gold) produced stronger returns for the benchmark.

Stock selection detracted from returns in several sectors, including Technology, Financial Services and Other Energy.  Within Technology, II-VI Inc. (IIVI), a maker of laser and crystal technology and one of the Fund’s largest positions, disappointed on production issues and was the Fund’s weakest performer.  PrivateBancorp Inc. (PVTB) and Boston Private Financial Holdings Inc. (BPFH), both within the Financial Services sector, underperformed and detracted from returns.  Several stocks within the Technology sector were strong contributors, including: Blackboard Inc. (BBBB), Digi International (DIGI), Rimage Corp. (RIMG) and Trimble Navigation Ltd. (TRMB).

While dissatisfied with the Fund’s performance over the past year, we were pleased with the Fund’s performance during recent down trends (i.e., early June). We believe the Fund’s positions in higher quality companies and strong business models is well positioned for an eventual increase in volatility.

	2Q 2007	One Year	Three Years	Five Years	Ten Years
Russell 2000 Index	4.42%	16.43%	13.45%	13.88%	9.06%
Russell 2000 Growth Index	6.69%	16.83%	11.75%	13.08%	5.28%
Russell 2000 Value Index	2.30%	16.05%	15.02%	14.62%	12.14%

Table 1: Russell Indices Performance  (Source: Frank Russell Co. ;* Annualized.)

Top 5   Fund Leaders

1.           Surmodics, Inc.
2.           Raven Industries, Inc.
3.           Blackboard, Inc.
4.           Computer Programs & Systems, Inc.
5.           Lo-Jack Corp.

Bottom 5  Fund Laggards
1.           II-VI, Inc.
2.           PrivateBancorp, Inc.
3.           Blackbaud, Inc.
4.           Winnebago Industries, Inc.
5.           Kensey Nash Corp.